MONEYMART ASSETS, INC.

Supplement dated October 6, 2008 to the Statement of Additional Information dated October 1, 2008

The following is to be added to the end of the section of the Statement of Additional Information entitled Part I – Investment Restrictions:

As a matter of non-fundamental policy, the Fund shall not issue senior securities (except for emergency purposes for borrowing).

LR00237